Exhibit 99.1

> News Release

Newell Rubbermaid Reports First Quarter 2009 Results

Normalized EPS of $0.20 Ahead of Guidance Due to Cost Savings

Gross Margins Improve 90 Basis Points to Last Year

Full Year Guidance Reaffirmed

ATLANTA, April 30, 2009 – Newell Rubbermaid (NYSE: NWL) today announced its first quarter 2009 financial results.

Net sales declined 16.0 percent to $1.20 billion in the first quarter, compared to $1.43 billion in the prior year. The reported sales decline is consistent with the updated guidance provided on March 24, 2009. Core sales were down 10 percent, approximately half of which was driven by tighter inventory management by customers and the other half due to lower consumer spending. Planned product line exits reduced sales by 5 percent and the acquisitions of Technical Concepts and Aprica together contributed about 4 percent sales growth. Foreign currency translation reduced sales by 5 percent.

“We effectively responded to sustained weakness in consumer demand and customer inventory reductions by aggressively managing our cost structure during the first quarter,” said Mark Ketchum, president and chief executive officer of Newell Rubbermaid. “While top line softness continued at roughly the same pace experienced in the fourth quarter of 2008, our businesses successfully executed on their contingency plans to protect earnings and maximize cash flow. In addition, we further improved our financial flexibility during the quarter by successfully completing new financing arrangements in a volatile credit market.”

Gross margin for the first quarter was 35.1 percent, up 90 basis points from last year, as the positive impact from product line exits and 2008 pricing initiatives more than offset the effect of weaker production volumes and unfavorable mix.

Excluding Project Acceleration restructuring costs of $30.5 million in 2009 and $18.4 million in 2008, operating income was $111.3 million in the first quarter 2009, compared to $129.5 million in the prior year. This decline reflects the impact of the sales decline partially offset by improved gross margins and operating expense reductions.

Normalized earnings, which exclude Project Acceleration restructuring costs, were $0.20 per diluted share, ahead of the company’s guidance and compared to $0.26 per diluted share in the first quarter 2008. (A reconciliation of the “as reported” results to “normalized” results is included below.)

Income from continuing operations, as reported on a GAAP basis, was $33.7 million, or $0.12 per diluted share. This compares to $57.8 million, or $0.21 per diluted share, in the first quarter 2008.

Operating cash flow was a use of $11.2 million, compared to a use of $123.2 million in the prior year. Capital expenditures were $32.4 million in the first quarter, compared to $40.0 million in the prior year.

3 Glenlake Parkway | Atlanta, GA 30328 | Phone +1 (770) 418-7000 | www.newellrubbermaid.com | NYSE: NWL

> News Release

A reconciliation of the first quarter 2009 and last year’s results is as follows:

	Q1 2009	Q1 2008

Diluted earnings per share from continuing operations (as reported):	$0.12	$0.21

Project Acceleration restructuring costs and related impairment charges	$0.08	$0.05

“Normalized” EPS:	$0.20	$0.26

2009 Full Year Guidance

The company reiterated its guidance for a net sales decline of 10 to 15 percent in 2009, including a core sales decline in the mid to high single digit percent range. The company continues to expect a 4 to 6 percent sales decline from product line exits and a 2 to 4 percent sales decline from foreign currency translation. Acquisitions are expected to contribute about 1 percent of sales growth.

The company continues to expect normalized earnings of $1.00 to $1.25 per diluted share and operating cash flow in excess of $400 million for the full year, including approximately $100 million in restructuring cash payments.

2009 Second Quarter Guidance

The company anticipates net sales will decline about 20 percent for the second quarter 2009. Continued aggressive management of inventory by retailers and weak consumer spending are expected to reduce core sales in the high single digit percent range. Product line exits are projected to reduce sales by 6 to 8 percent, and foreign currency translation is expected to have a negative impact on sales of 4 to 6 percent.

The company expects normalized earnings of $0.30 to $0.37 per diluted share.

A reconciliation of the second quarter and full year 2009 earnings outlook is as follows:

	Q2 2009	FY 2009

Diluted earnings per share from continuing operations:	$0.21 to $0.28	$0.64 to $0.89

Project Acceleration restructuring costs and related impairment charges	$0.07 to $0.10	$0.28 to $0.43

“Normalized” EPS:	$0.30 to $0.37	$1.00 to $1.25

3 Glenlake Parkway | Atlanta, GA 30328 | Phone +1 (770) 418-7000 | www.newellrubbermaid.com | NYSE: NWL

> News Release

Conference Call

The company’s first quarter 2009 earnings conference call is scheduled for today, April 30, 2009, at 10:00 am ET. To listen to the webcast, use the link provided under Events & Presentations in the Investor Relations section of Newell Rubbermaid’s Web site at www.newellrubbermaid.com. The webcast will be available for replay for two weeks. A brief supporting slide presentation will be available prior to the call under Quarterly Earnings in the Investor Relations section on the company’s Web site.

Non-GAAP Financial Measures

This release contains non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission. Included in this release is a reconciliation of these non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with GAAP.

About Newell Rubbermaid

Newell Rubbermaid Inc., an S&P 500 company, is a global marketer of consumer and commercial products with sales of approximately $6 billion and a strong portfolio of brands, including Rubbermaid®, Sharpie®, Graco®, Calphalon®, Irwin®, Lenox®, Levolor®, Paper Mate®, Dymo®, Waterman®, Parker®, Goody®, Technical ConceptsTM and Aprica®.

This press release and additional information about Newell Rubbermaid are available on the company’s Web site, www.newellrubbermaid.com.

Contacts:
Nancy O’Donnell	David Doolittle
Vice President, Investor Relations	Vice President, Corporate Communications
+1 (770) 418-7723	+1 (770) 418-7519

Caution Concerning Forward-Looking Statements

Statements in this press release that are not historical in nature constitute forward-looking statements. These forward-looking statements relate to information or assumptions about the effects of sales, income/(loss), earnings per share, operating income or gross margin improvements or declines, Project Acceleration, capital and other expenditures, cash flow, dividends, restructuring costs, costs and cost savings, inflation, particularly with respect to commodities such as oil and resin, debt ratings, and management’s plans, projections and objectives for future operations and performance. These statements are accompanied by words such as “anticipate,” “expect,” “project,” “will,” “believe,” “estimate” and similar expressions. Actual results could differ materially from those expressed or implied in the forward-looking statements. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, our dependence on the strength of retail economies in light of the global economic slowdown; currency fluctuations; competition with other manufacturers and distributors of consumer products; major retailers’ strong bargaining power; changes in the prices of raw materials and sourced products and our ability to obtain raw materials and sourced products in a timely manner from suppliers; our ability to develop innovative new products and to develop, maintain and strengthen our end-user

3 Glenlake Parkway | Atlanta, GA 30328 | Phone +1 (770) 418-7000 | www.newellrubbermaid.com | NYSE: NWL

> News Release

brands; our ability to expeditiously close facilities and move operations while managing foreign regulations and other impediments; our ability to implement successfully information technology solutions throughout our organization; our ability to improve productivity and streamline operations; our ability to refinance short term debt on terms acceptable to us, particularly given the recent turmoil and uncertainty in the global credit markets; changes to our credit ratings; significant increases in the funding obligations related to our pension plans due to declining asset values or otherwise; the imposition of tax liabilities greater than our provisions for such matters; the risks inherent in our foreign operations and those factors listed in the company’s Annual Report on Form 10-K for 2008, filed with the Securities and Exchange Commission. Changes in such assumptions or factors could produce significantly different results. The information contained in this news release is as of the date indicated. The company assumes no obligation to update any forward-looking statements contained in this news release as a result of new information or future events or developments.

NWL-EA

[GRAPHIC APPEARS HERE] [GRAPHIC APPEARS HERE] [GRAPHIC APPEARS HERE]

3 Glenlake Parkway | Atlanta, GA 30328 | Phone +1 (770) 418-7000 | www.newellrubbermaid.com | NYSE: NWL

Newell Rubbermaid Inc.

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(in millions, except per share data)

Reconciliation of “As Reported” Results to “Normalized” Results

	Three Months Ended March 31,
	2009			2008			YOY % Change
	As Reported	Excluded Items (1)	Normalized	As Reported	Excluded Items (2)	Normalized
Net sales	$1,203.9	$—	$1,203.9	$1,433.7	$—	$1,433.7	(16.0)%
Cost of products sold	781.1	—	781.1	943.2	—	943.2

GROSS MARGIN	422.8	—	422.8	490.5	—	490.5	(13.8)%
% of sales	35.1%		35.1%	34.2%		34.2%

Selling, general & administrative expenses	311.5	—	311.5	361.0	—	361.0	(13.7)%
% of sales	25.9%		25.9%	25.2%		25.2%

Restructuring costs	30.5	(30.5)	—	18.4	(18.4)	—

OPERATING INCOME	80.8	30.5	111.3	111.1	18.4	129.5	(14.1)%
% of sales	6.7%		9.2%	7.7%		9.0%

Nonoperating expenses:
Interest expense, net	30.6	—	30.6	25.8	—	25.8
Other expense (income), net	0.7	—	0.7	(0.2)	—	(0.2)

	31.3	—	31.3	25.6	—	25.6	22.3%

INCOME BEFORE INCOME TAXES	49.5	30.5	80.0	85.5	18.4	103.9	(23.0)%
% of sales	4.1%		6.6%	6.0%		7.2%

Income taxes	15.8	8.7	24.5	27.7	1.8	29.5	(16.9)%
Effective rate	31.9%		30.6%	32.4%		28.4%

INCOME FROM CONTINUING OPERATIONS	33.7	21.8	55.5	57.8	16.6	74.4	(25.4)%
% of sales	2.8%		4.6%	4.0%		5.2%

Discontinued operations, net of tax:
Net loss	—	—	—	(0.5)	0.5	—

NET INCOME	33.7	21.8	55.5	57.3	17.1	74.4
NET INCOME NONCONTROLLING INTERESTS	—	—	—	0.4	—	0.4

NET INCOME CONTROLLING INTEREST	$33.7	$21.8	$55.5	$56.9	$17.1	$74.0	(25.0)%
% of sales	2.8%		4.6%	4.0%		5.2%

EARNINGS PER SHARE FROM CONTINUING OPERATIONS:
Basic	$0.12	$0.08	$0.20	$0.21	$0.05	$0.26
Diluted	$0.12	$0.08	$0.20	$0.21	$0.05	$0.26

LOSS PER SHARE FROM DISCONTINUED OPERATIONS:
Basic	$—	$—	$—	$(0.00)	$0.00	$—
Diluted	$—	$—	$—	$(0.00)	$0.00	$—

EARNINGS PER SHARE:
Basic	$0.12	$0.08	$0.20	$0.20	$0.06	$0.26
Diluted	$0.12	$0.08	$0.20	$0.20	$0.06	$0.26

AVERAGE SHARES OUTSTANDING:
Basic	280.7		280.7	279.7		279.7
Diluted	280.7		280.7	279.8		279.8

(1)	Items excluded from “normalized” results for 2009 consist of $30.5 million of restructuring costs, including asset impairment charges, and the associated tax effects.

(2)	Items excluded from “normalized” results for 2008 consist of $18.4 million of restructuring costs, including asset impairment charges, and the associated tax effects.

Newell Rubbermaid Inc.

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(in millions)

	March 31, 2009	March 31, 2008
Assets:

Cash and cash equivalents	$755.9	$752.1
Accounts receivable, net	874.7	1,029.6
Inventories, net	927.5	1,091.7
Deferred income taxes	107.8	102.1
Prepaid expenses and other	142.2	127.6

Total Current Assets	2,808.1	3,103.1

Property, plant and equipment, net	606.9	690.3
Deferred income taxes	86.0	24.6
Goodwill	2,672.9	2,665.3
Other intangible assets, net	637.0	508.2
Other assets	326.5	214.3

Total Assets	$7,137.4	$7,205.8

Liabilities and Stockholders’ Equity:

Accounts payable	$444.4	$571.6
Accrued compensation	84.0	100.4
Other accrued liabilities	711.4	703.8
Income taxes payable	—	15.3
Notes payable	8.1	11.4
Current portion of long-term debt	752.3	900.3

Total Current Liabilities	2,000.2	2,302.8

Long-term debt	2,679.0	1,946.9
Other non-current liabilities	840.7	702.8

Stockholders’ Equity — Parent	1,616.8	2,249.9
Stockholders’ Equity — Noncontrolling Interests	0.7	3.4

Total Stockholders’ Equity	1,617.5	2,253.3

Total Liabilities and Stockholders’ Equity	$7,137.4	$7,205.8

Newell Rubbermaid Inc.

CONSOLIDATED STATEMENTS OF CASH FLOW (UNAUDITED)

(in millions)

	Three Months Ended March 31,
	2009	2008
Operating Activities:
Net income	$33.7	$56.9
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation and amortization	41.9	44.2
Deferred income taxes	(1.5)	24.5
Non-cash restructuring costs	4.6	(3.8)
Gain on sale of assets	—	(0.1)
Stock-based compensation expense	8.8	7.5
Loss on disposal of discontinued operations	—	0.5
Other	3.2	0.4
Changes in operating assets and liabilities, excluding the effects of acquisitions:
Accounts receivable	77.1	156.0
Inventories	(29.9)	(131.9)
Accounts payable	(85.8)	(53.4)
Accrued liabilities and other	(63.3)	(223.4)
Discontinued operations	—	(0.6)

Net cash used in operating activities	$(11.2)	$(123.2)

Investing Activities:
Acquisitions, net of cash acquired	$(1.4)	$(28.9)
Capital expenditures	(32.4)	(40.0)
Proceeds from sale of non-current assets	0.3	0.5

Net cash used in investing activities	$(33.5)	$(68.4)

Financing Activities:
Proceeds from issuance of debt, net of debt issuance costs	$758.0	$747.3
Proceeds from issuance of warrants	32.7	—
Purchase of call options	(69.0)	—
Payments on notes payable and debt	(132.5)	(79.6)
Cash dividends	(29.4)	(58.8)
Purchase of noncontrolling interest in consolidated subsidiary	(28.2)	—
Other, net	(4.0)	(1.0)

Net cash provided by financing activities	$527.6	$607.9

Currency rate effect on cash and cash equivalents	$(2.4)	$6.6

Increase in cash and cash equivalents	$480.5	$422.9
Cash and cash equivalents at beginning of period	275.4	329.2

Cash and cash equivalents at end of period	$755.9	$752.1

Newell Rubbermaid Inc.

Calculation of Free Cash Flow (1)

	Three Months Ended March 31,
	2009	2008
Free Cash Flow (in millions):

Net cash used in operating activities	$(11.2)	$(123.2)
Capital expenditures	(32.4)	(40.0)

Free Cash Flow	$(43.6)	$(163.2)

(1)	Free Cash Flow is defined as cash flow used in operating activities less capital expenditures.

Newell Rubbermaid Inc.

Financial Worksheet

(In Millions)

	2009					2008
		Reconciliation (1)					Reconciliation (1)				Year-over-year changes
		Reported	Excluded	Normalized	Operating		Reported	Excluded	Normalized	Operating	Net Sales		Operating Income (2)
	Net Sales	OI	Items	OI	Margin	Net Sales	OI	Items	OI	Margin	$	%	$	%
Q1:
Home & Family	$557.7	$60.3	$—	$60.3	10.8%	$608.2	$53.4	$—	$53.4	8.8%	$(50.5)	(8.3)%	$6.9	12.9%
Tools, Hardware & Commercial Products	328.0	38.0	—	38.0	11.6%	407.2	61.0	—	61.0	15.0%	(79.2)	(19.4)%	(23.0)	(37.7)%
Office Products	318.2	31.1	—	31.1	9.8%	418.3	33.9	—	33.9	8.1%	(100.1)	(23.9)%	(2.8)	(8.3)%

Restructuring Costs		(30.5)	30.5	—			(18.4)	18.4	—				—	0.0%
Corporate		(18.1)	—	(18.1)			(18.8)	—	(18.8)				0.7	3.7%

Total	$1,203.9	$80.8	$30.5	$111.3	9.2%	$1,433.7	$111.1	$18.4	$129.5	9.0%	$(229.8)	(16.0)%	$(18.2)	(14.1)%

(1)	Excluded items are related to restructuring charges.

(2)	Excluding restructuring charges.

Newell Rubbermaid Inc.

Three Months Ended March 31, 2009

In Millions

Currency Analysis

	2009			2008	Year-Over-Year (Decrease) Increase
	Sales as Reported	Currency Impact	Adjusted Sales	Sales as Reported	Excluding Currency	Including Currency	Currency Impact
By Segment
Home & Family	$557.7	$18.8	$576.5	$608.2	(5.2)%	(8.3)%	(3.1)%
Tools, Hardware & Commercial Products	328.0	18.6	346.6	407.2	(14.9)%	(19.4)%	(4.6)%
Office Products	318.2	31.1	349.3	418.3	(16.5)%	(23.9)%	(7.4)%

Total Company	$1,203.9	$68.5	$1,272.4	$1,433.7	(11.3)%	(16.0)%	(4.8)%

By Geography
United States	$861.3	$—	$861.3	$998.4	(13.7)%	(13.7)%	0.0%
Canada	61.5	15.3	76.8	89.1	(13.8)%	(31.0)%	(17.2)%

North America	922.8	15.3	938.1	1,087.5	(13.7)%	(15.1)%	(1.4)%

Europe	158.4	34.1	192.5	227.6	(15.4)%	(30.4)%	(15.0)%
Central & South America	53.7	11.7	65.4	61.2	6.9%	(12.3)%	(19.1)%
All Other	69.0	7.4	76.4	57.4	33.1%	20.2%	(12.9)%

Total Company	$1,203.9	$68.5	$1,272.4	$1,433.7	(11.3)%	(16.0)%	(4.8)%

Q1 2009 Earnings Call Presentation April 30, 2009

Newell Rubbermaid
Brands That Matter

Sharpie IRWIN Goody Rubbermaid GRACO Calphalon WATERMAN
LENOX PAPER:MATE LEVOLOR PARKER DYMO TC technical concepts Aprica

Statements in this presentation that are not historical in nature constitute forward-looking statements. These forward-looking statements relate to information or assumptions about the effects of sales, income/(loss), earnings per share, operating income or gross margin improvements or declines, Project Acceleration, capital and other expenditures, cash flow, dividends, restructuring costs, costs and cost savings, inflation, particularly with respect to commodities such as oil and resin, debt ratings, and management's plans, projections and objectives for future operations and performance. These statements are accompanied by words such as "anticipate," "expect,"
"project," "will," "believe," "estimate" and similar expressions. Actual results could differ materially from those expressed or implied in the forward-looking statements. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, our dependence on the strength of retail economies in light of the global economic slowdown; currency fluctuations; competition with other manufacturers and distributors of consumer products; major retailers' strong bargaining power; changes in the prices of raw materials and sourced products and our ability to obtain raw materials and sourced products in a timely manner from suppliers; our ability to develop innovative new products and to develop, maintain and strengthen our end-user brands; our ability to expeditiously close facilities and move operations while managing foreign regulations and other impediments; our ability to implement successfully information technology solutions throughout our organization; our ability to improve productivity and streamline operations; our ability to refinance short term debt on terms acceptable to us, particularly given the recent turmoil and uncertainty in the global credit markets; changes to our credit ratings; significant increases in the funding obligations related to our pension plans due to declining asset values or otherwise; the imposition of tax liabilities greater than our provisions for such matters; the risks inherent in our foreign operations and those factors listed in the company’s Annual Report on
Form 10-K for 2008, filed with the Securities and Exchange Commission. Changes in such assumptions or factors could produce significantly different results. The information contained in this presentation is as of the date indicated. The company assumes no obligation to update any forward-looking statements contained in this presentation as a result of new information or future events or developments.
Forward-Looking Statement

»
Macroeconomic Conditions Characterized by Continued Weakness in Consumer
Spending and Resulting Aggressive Management of Inventories at Retail
»
Net Sales Decline of 16% to Last Year Consistent with Revised Guidance (Down Mid-
to High-Teens Percent) Communicated on March 24, 2009
»
SG&A Reduction to Last Year Led by December 2008 Actions, Execution of
Contingency Plans and Calibration of Spending; Increase from Acquisitions Offset by Currency Translation
»
“Normalized” EPS of $0.20 Ahead of Guidance ($0.07 to $0.12) Communicated on
January 29, 2009; Driven by Gross Margin Expansion, SG&A Management
»
Operating Cash Used During the Quarter was $11 Million, Compared to a Use of
$123 Million Last Year;  Significant Reduction in Cash Used Driven by Working
Capital Discipline, Particularly Inventory
»
Successfully Refinanced Short-Term Debt Obligations Through the Capital Markets;
Available Cash and Future Operating Cash Flows Expected to be Sufficient to Fund
All Scheduled Debt Maturities Through 2012
Q1 2009 Summary

Newell Rubbermaid
Brands That Matter

Sharpie IRWIN Goody Rubbermaid GRACO Calphalon WATERMAN
LENOX PAPER:MATE LEVOLOR PARKER DYMO TC technical concepts Aprica

»
Net sales decline of 16%
– Core sales  - 10%
– Product line exits  - 5%
– Foreign currency translation  - 5%
– Acquisitions  + 4%
Softness experienced across substantially all businesses and geographies
»
Gross margin expanded 90 basis points to 35.1%
Favorable impact of product exits and 2008 pricing initiatives more than offset weaker production volumes and unfavorable mix
»
Reduction of $50 million in SG&A
Increase from TC and Aprica acquisitions was more than offset by the impact of currency and tight SG&A management
»
“Normalized” EPS of $0.20 is ahead of guidance communicated on January call
»
Operating cash use of $11 million is significantly better than last year’s use of $123 million;  improvement driven by working capital management, particularly inventory
Q1 2009 Financial Summary

Q1 Sales: Percent Change by Segment
H&F TH&C OP Total
Core Sales < 3 > < 20 > < 10 > < 10 >
Product Line Exits < 6 > - < 7 > < 5 >
Currency Translation < 3 > < 5 > < 7 > < 5 >
Acquisitions + 4 + 6 - + 4
Total < 8 > < 19 > < 24 > < 16 >

Newell Rubbermaid
Brands That Matter

Sharpie IRWIN Goody Rubbermaid GRACO Calphalon WATERMAN
LENOX PAPER MATE LEVOLOR PARKER DYMO TC technical concepts Aprica

Guidance [ 1 ]
Net Sales Growth
-10 to -15%
Core Sales Decline -3 to -8%
Product Line Exits -4 to -6%
Currency Translation -2 to -4%
Acquisitions +1%
"Normalized" EPS
[ 2 ]
$1.00 to $1.25
Cash Flow from Operations > $400 million
Capital Expenditures $150 million
[ 1 ]  Reflects guidance communicated in Q1 2009 Earnings Release and Earnings Call
[ 2 ]  See reconciliation on page 10
FY 2009 Guidance – Unchanged to January Call

Newell Rubbermaid
Brands That Matter

Sharpie IRWIN Goody Rubbermaid GRACO Calphalon WATERMAN
LENOX PAPER:MATE LEVOLOR PARKER DYMO TC technical concepts Aprica

Q2 2009 Guidance
Guidance
[ 1 ]
Net Sales Growth
Approximately -20%
Core Sales Decline - High single digit %
Product Line Exits -6 to -8%
Currency Translation -4 to -6%
"Normalized" EPS
[ 2 ] $0.30 to $0.37
[ 1 ]  Reflects guidance communicated in Q1 2009 Earnings Release and Earnings Call
[ 2 ]  See reconciliation on page 10

Appendix

NewellRubbermaid
Brands That Matter

Sharpie IRWIN Goody Rubbermaid GRACO Calphalon WATERMAN
LENOX PAPER:MATE LEVOLOR PARKER DYMO TC technical concepts Aprica

Reconciliation: Q1 2009 and Q1 2008 “Normalized” EPS
Q1 2009 Q1 2008
Diluted earnings per share from
continuing operations (as reported):
$0.12 $0.21
Project Acceleration restructuring costs [ 1 ] $0.08 $0.05
"Normalized" EPS: $0.20 $0.26
[ 1 ]  Restructuring costs include impairment charges associated with Project Acceleration.

Newell Rubbermaid
Brands That Matter

Sharpie IRWIN Goody Rubbermaid GRACO Calphalon WATERMAN
LENOX PAPER:MATE LEVOLOR PARKER DYMO TC technical concepts Aprica

Reconciliation: Q2 2009 and FY 2009 Guidance for
“Normalized” EPS
Q2 2009 FY 2009
Diluted earnings per share from
continuing operations:
$0.21 to $0.28 $0.64 to $0.89
Project Acceleration restructuring costs [ 1 ] $0.07 to $0.10 $0.28 to $0.43
"Normalized" EPS: $0.30 to $0.37 $1.00 to $1.25
[ 1 ]  Restructuring costs include impairment charges associated with Project Acceleration.

Newell Rubbermaid
Brands That Matter

Sharpie IRWIN Goody Rubbermaid GRACO Calphalon WATERMAN
LENOX PAPER:MATE LEVOLOR PARKER DYMO TC technical concepts Aprica

Reconciliation: Q1 2009 and Q1 2008 Operating
Income to Operating Income Excluding Charges
Q1 2009 Q1 2008
Operating Income (as Reported) $80.8 $111.1
Project Acceleration Restructuring Costs [ 1 ] 30.5 18.4
Operating Income (Excluding Charges) $111.3 $129.5
[ 1 ]  Restructuring costs include impairment charges associated with Project Acceleration.

Convertible Financing Supplement April 30, 2009

2
Forward-Looking Statement
Statements in this presentation that are not historical in nature constitute forward-looking statements. These forward-looking statements relate to information or assumptions about the effects of sales, income/(loss), earnings per share, operating income or gross margin improvements or declines, Project Acceleration, capital and other expenditures, cash flow, dividends, restructuring costs, costs and cost savings, inflation, particularly with respect to commodities such as oil and resin, debt ratings, and management's plans, projections and objectives for future operations and performance. These statements are accompanied by words such as "anticipate," "expect,"
"project," "will," "believe," "estimate" and similar expressions. Actual results could differ materially from those expressed or implied in the forward-looking statements. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, our dependence on the strength of retail economies in light of the global economic slowdown; currency fluctuations; competition with other manufacturers and distributors of consumer products; major retailers' strong bargaining power; changes in the prices of raw materials and sourced products and our ability to obtain raw materials and sourced products in a timely manner from suppliers; our ability to develop innovative new products and to develop, maintain and strengthen our end-user brands; our ability to expeditiously close facilities and move operations while managing foreign regulations and other impediments; our ability to implement successfully information technology solutions throughout our organization; our ability to improve productivity and streamline operations; our ability to refinance short term debt on terms acceptable to us, particularly given the recent turmoil and uncertainty in the global credit markets; changes to our credit ratings; significant increases in the funding obligations related to our pension plans due to declining asset values or otherwise; the imposition of tax liabilities greater than our provisions for such matters; the risks inherent in our foreign operations and those factors listed in the company’s Annual Report on
Form 10-K for 2008, filed with the Securities and Exchange Commission. Changes in such assumptions or factors could produce significantly different results. The information contained in this presentation is as of the date indicated. The company assumes no obligation to update any forward-looking statements contained in this presentation as a result of new information or future events or developments.

Newell Rubbermaid
Brands That Matter

Sharpie IRWIN Goody Rubbermaid GRACO Calphalon WATERMAN
LENOX PAPER:MATE LEVOLOR PARKER DYMO technical concepts Aprica

3
Convertible Notes Transaction
Key Terms
Offering Size $345M Convertible Notes
Settlement Date March 30, 2009
Maturity 5 years
Coupon Rate 5.50%
Initial Conversion Price   $8.61 Per Share
Underlying Shares 40M  ($345M / $8.61 per share)
»
The principal amount of the notes must be settled in
cash;
any incremental value attributable to the
conversion right may be settled in cash and/or stock at the discretion of the Company
»
To mitigate potential dilution, the Company purchased a call option, allowing the Company to purchase its stock from a third party at $8.61 per share as and to the extent the notes are converted
»
To partially fund the purchase of the call option, the Company sold a warrant, allowing a third party to purchase the Company’s stock shortly after maturity of the notes at $11.59 per share
»
The sold warrant and the purchased option are referred to as a “call spread”
»
Call Spread Objective: To hedge against potential net economic dilution arising up to 75% appreciation in the Company’s stock over the next five years

4
Accounting Principles
»
The Convertible Debt is equity-linked, requiring $69 million in principal to be classified within equity (APIC) and amortized as a debt discount to interest expense to achieve an “effective
borrowing rate” (rate reflective of debt excluding the conversion feature)
»
The sold warrant with an exercise price of $11.59 is a common stock equivalent included in Diluted EPS over the life of the Notes to the extent “in the money”
»
However, the offsetting impact from the purchased call is not included in EPS until exercise and shares are purchased

Newell Rubbermaid
Brands That Matter

Sharpie IRWIN Goody Rubbermaid GRACO Calphalon WATERMAN
LENOX PAPER:MATE LEVOLOR PARKER DYMO technical concepts Aprica

5
Economic Dilution
»
Call Spread eliminates economic dilution up to $11.59
»
The Call Spread protects shareholders from economic dilution resulting from the convertible notes up to $11.59 per share
0%
280M
0
0
0
280M
$8.61
Economic Dilution Percentage
Total shares outstanding
Sold warrant
Purchased call
Convertible notes
Dilutive impact of:
Shares outstanding
0%
280M
0
(6)M
6M
280M
$10 $30 $20 $15
25M 17M 9M
(29)M (23)M (17)M
Stock Price
8.9% 6.1% 3.3%
305M 297M 289M
29M 23M 17M
280M 280M 280M

6
Accounting Dilution
»
Earnings per share impact
»
The convertible notes do not impact EPS when the average share price is equal to or less than $8.61; EPS impact is dilutive when the Notes are outstanding and the average price increases beyond $8.61
»
Accounting Dilution approximately equals Economic Dilution at maturity
19.3%
334M
25M
N/A
29M
280M
$30
14.3%
320M
17M
N/A
23M
280M
$20
280M 280M 280M Weighted average shares outstanding
9M 0 0 Sold warrant
N/A N/A N/A Purchased call
Average stock price during the period
9.4% 2.0% 0% Accounting Dilution Percentage
306M 286M 280M Total diluted shares outstanding
17M 6M 0 Convertible notes
Dilutive impact of:
$15 $10 $8.61

7
Summary
»
The Convertible Debt is equity-linked, requiring a portion of the notes to be classified as equity and amortized to interest expense to achieve an “effective borrowing rate”
»
Accounting dilution will temporarily occur to the extent the average stock price is in excess of $8.61 during any reporting period over the next five years
»
Economic dilution will only occur to the extent the stock appreciates to a price in excess of $11.59 over the next five years
»
Result:  The Company has eliminated potential economic dilution arising from the notes up to 75% appreciation in the Company’s stock over the next five years from the date of issuance (up to $11.59)